SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                   May 4, 1998


                             PERMANENT BANCORP, INC.
             (Exact name of Registrant as specified in its Charter)


Delaware                           0-23370                        35-1908797
(State or other            (Commission File Number)             (IRS Employer
jurisdiction of                                                  Identification
incorporation)                                                   Number)


              101 Southeast Third Street, Evansville, Indiana 47708
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                  (812)428-6800


                                       N/A
          (Former name or former address, if changed since last report)

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Item  5.     Other Events

         On May 4, 1998, Permanent Bancorp, Inc. issued the press release attached hereto as Exhibit 99 announcing the date and time of its annual meeting of shareholders. The meeting will be held at 4:00 p.m. on Tuesday, July 28, 1998 at Permanent Bancorp, Inc.'s corporate offices.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                  Exhibit 99        Press Release

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           PERMANENT BANCORP, INC.



Date: May 4, 1998                          By: /s/ Donald P. Weinzapfel
                                                    Donald P. Weinzapfel
                                                    Chairman of the Board,
                                                    President and Chief
                                                    Executive Officer